B-1 TEJON RANCH CO. 2023 STOCK INCENTIVE PLAN Section 1. PURPOSE OF PLAN The purpose of this 2023 Stock Incentive Plan (this “Plan”) of Tejon Ranch Co., a Delaware corporation (the “Company”), is to enable the Company and its subsidiaries to attract, retain and motivate their employees, non- employee directors, consultants and advisers by providing for or increasing the proprietary interests of such persons in the Company. After the Effective Date (as hereinafter defined), no awards may be granted under the Company’s Amended and Restated 1998 Stock Incentive Plan or the Company’s Amended and Restated Non-Employee Director Stock Incentive Plan (collectively, the “Prior Plans”). Section 2. PERSONS ELIGIBLE UNDER PLAN Any person who is a non-employee director, employee, consultant or adviser of the Company or any of its subsidiaries (a “Grantee”) shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder; provided, however, that only those Grantees who are employees of the Company or any of its subsidiaries shall be eligible to be considered for the grant of Incentive Stock Options (as hereinafter defined) hereunder. Section 3. AWARDS (a) Awards. The Board of Directors of the Company (the “Board”) or the Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to grant the following awards under the Plan (each, an “Award”): (i) “Restricted Stock” which means shares of Common Stock, par value $0.50 per share, of the Company (the “Common Shares”) issued under the Plan to the Grantee for such consideration (including any cash consideration) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Board or the Committee; (ii) “Restricted Stock Unit” which means an Award in the form of a contractual right to receive Common Shares in one or more installments over a defined period of employment or service to the Company or its subsidiaries or upon the attainment of one or more performance goals established by the Board or the Committee or in one or more installments following the completion of such period of employment or service or the attainment of such performance goals; (iii) “Stock Options” which means an option to purchase Common Shares granted under the Plan; (iv) “SAR” or “Stock Appreciation Right” which means a stock appreciation right entitling the Grantee to Common Shares or cash compensation, as established by the Board or the Committee, measured by appreciation in the value of the Common Shares underlying such Award;, and (v) “Other Stock-Based Awards” which means any other bonus or right or benefit denominated in, payable in, or valued in whole or in part by reference to Common Shares. (b) Consideration. Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Board or Committee, including, without limitation, services rendered by the recipient of such Award. (c) Transferability. Awards shall provide that neither the Award nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution and each Stock Option or Stock Appreciation Right shall be exercisable only by the Grantee during his or her lifetime. (d) Conditions of Awards. Subject to the provisions of this Plan, the Board or the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things: (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such

B-1 Award, or such recipient’s tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following: A. the delivery of previously owned shares of capital stock of the Company or other property, B. a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award, C. the delivery of a promissory note, the terms and conditions of which shall be determined by the Board or the Committee, D. cash in the form of a personal, cashier’s or certified bank check, and/or E. any combination of the foregoing or any other means approved by the Board or the Committee; (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a Change of Control (as hereinafter defined); or (iii) any provision required in order for such Award to qualify as an Incentive Stock Option. (e) Special Provisions Applicable to Stock Options and Stock Appreciation Rights. (i) each Stock Option Award shall be designated as either an incentive stock option under Section 422 of the Internal Revenue Code of 1986 (the “Code”) (such option, an “Incentive Stock Option”) or a Stock Option that is not intended to qualify as an Incentive Stock Option (a “Non-Qualified Stock Option”). Notwithstanding such designation, to the extent that the aggregate fair market value of the Common Shares for which one or more Incentive Stock Options become first exercisable by a Grantee during any calendar year (under all plans of the Company or any parent or subsidiary) exceeds $100,000, the excess number of Common Shares shall be treated as subject to Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, except to the extent otherwise provided by applicable law, and the fair market value of the Common Shares shall be determined as of the grant date of the relevant stock option. (ii) The term of each Stock Option or SAR Award shall not be more than 120 months from the date of grant. In the case of an Incentive Stock Option granted to a Grantee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company (an “10% Holder”), the term of the Incentive Stock Option shall not be more than five years from the date of grant. Any Incentive Stock Option Award to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of the Grantee’s employee status shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award agreement. (iii) Stock Option and SAR Awards shall vest and be exercisable at such times and in such amounts as are determined by the Board or the Committee and shall not be granted with exercise prices lower than the fair market value of the underlying Common Shares on grant date. In the case of an Incentive Stock Option granted to an 10% Holder, the exercise price shall be not less than 110% of the fair market value per Common Share on the date of grant. (iv) SARs may be settled in cash, Common Shares, or a combination of both as determined by the Board or the Committee. SARs may be granted in tandem with Stock Options or not in conjunction with other Awards. The exercise price per share covered by a tandem SAR will be the exercise price per share of the related Stock Option.

B-1 Section 4. PERFORMANCE CRITERIA The Board or the Committee may establish performance criteria and level of achievement versus such criteria that shall determine the number of Common Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on any performance criteria determined by the Board or the Committee, including any financial performance and/or personal performance evaluations. The Board or the Committee, as applicable, shall certify the extent to which any performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award. Notwithstanding satisfaction of any performance goals, the number of Common Shares issued under, or the amount paid under an Award may be reduced, but not increased, by the Board or the Committee, as applicable, on the basis of such further considerations as the Board or the Committee, as applicable, in its sole discretion shall determine. Section 5. STOCK SUBJECT TO PLAN The aggregate number of Common Shares that may be issued and issuable pursuant to all Awards shall not exceed 1,282,206 (subject to adjustment as provided in Section 9) (the “Share Limitation”). (a) For purposes of Section 5(a), the aggregate number of Common Shares issued pursuant to Awards granted under this Plan at any time shall equal only the number of Common Shares actually issued upon exercise or settlement of an Award. In addition, Common Shares subject to an Award granted under this Plan shall not count as Common Shares issued under this Plan and shall be added back to the Share Limitation under this Plan if such Common Shares are: (i) Common Shares that were subject to a Stock Option or SAR and were not issued upon the net settlement or net exercise of such Award, (ii) Common Shares delivered to or withheld by the Company to pay the exercise or pursuant price of a Stock Option or other Award, (iii) Common Shares delivered to or withheld by the Company to pay the withholding taxes related to the vesting, exercise or settlement of any Award, or (iv) after March 1, 2023, Common Shares that were subject to an award under any Prior Plan that are canceled, expired, forfeited or otherwise not issued. Common Shares subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and Common Shares subject to Awards settled in cash shall not count as Common Shares issued under this Plan. (b) The aggregate number of Common Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 1,282,206 (subject to adjustment as provided in Section 9). (c) The aggregate dollar value of equity-based (based on the grant date fair market value of equity-based Awards) and cash compensation granted under this Plan or otherwise during any calendar year to any non-employee director shall not exceed $200,000; provided, however, that in the calendar year in which a non-employee director first joins the Board or during any calendar year in which a non-employee director is designated as Chairman of the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to $300,000. Section 6. DURATION OF PLAN The Plan shall continue in effect until March 22, 2033 unless sooner terminated. No Awards shall be granted under this Plan after such date but Awards granted prior to such date may remain outstanding in accordance with the terms of the Plan and the applicable Award agreement. Section 7. ADMINISTRATION OF PLAN (a) This Plan shall be administered by the Board or the Committee, as provided in Section 7(c). (b) Subject to the provisions of this Plan, the Board or the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following: (i) adopt, amend and rescind rules and regulations relating to this Plan; (ii) determine which persons meet the requirements of Section 2 hereof for eligibility under this Plan and to which of such eligible persons, if any, Awards shall be granted hereunder;

B-1 (iii) grant Awards to eligible persons and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto, the vesting schedule, forfeiture provisions, performance criteria, and/or satisfaction of any performance criteria; (iv) determine whether, and the extent to which adjustments are required pursuant to Section 9 hereof; and (v) interpret and construe this Plan and the terms and conditions of any Award granted hereunder. (c) The Board may delegate administration of this Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”). To the extent required to satisfy the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee shall consist of two or more directors that meet the requirement under Rule 16b-3 of the Exchange Act for “non-employee directors.” If administration is delegated to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of this Plan. (d) All decisions, determinations and interpretations by the Board or the Committee regarding the Plan shall be final and binding on all Grantees. The Committee or the Board of Directors, as applicable, shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. (e) The terms and conditions that apply to Awards need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Grantee, or among all Awards granted at the same time. Section 8. NO REPRICING Other than in connection with a change in the Company’s capitalization (as described in Section 9(a)), the exercise or purchase price of an outstanding Stock Option or SAR may not be reduced after the date of grant nor may any outstanding Stock Option or SAR with an exercise or purchase price in excess of the fair market value of the underlying Common Shares be surrendered to the Company as consideration for cash, the grant of a new Stock Option or SAR (or similar Award) with a lower exercise or purchase price or the grant of another Award without approval by a majority of the holders of the outstanding shares of Common Shares of the Company. Section 9. ADJUSTMENTS AND CHANGE OF CONTROL (a) Adjustments. If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of shares or securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a dividend paid out of earned surplus) or other distribution, stock dividend, stock split, reverse stock split or the like, or in the event of a Change of Control, the Board or the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities that may thereafter be acquired and the exercise price pursuant to Awards outstanding under this Plan and (b) the maximum number and type of shares or other securities of the Company that may be issued pursuant to Awards thereafter granted under this Plan. (b) Change of Control. Upon a Change of Control (as defined below) of the Company, the Board in its sole discretion may, to the extent permitted by applicable law (including Section 409A of the Code), provide for the following treatment of any Award outstanding under the Plan at the time of the Change of Control: (i) all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse, (ii) Awards shall be cancelled and settled in cash upon the Change of Control, (iii) Awards shall be assumed or substituted for by the surviving corporation, and/or (iv) the time during which Stock Options or SARs may be exercised shall be accelerated so that those Awards may be exercised for fully-vested Common Shares and those Awards shall terminate if not exercised prior to the Change of Control. Such treatment need not be uniform as between different Awards or different types of Awards.

B-1 (c) Change of Control Defined. A “Change of Control” of the Company shall be deemed to have occurred if any one of the following events occurs: (i) except as provided in Section 9(c)(v) below, the acquisition by any person or group of beneficial ownership of 20% or more of the outstanding shares of Common Shares or, if there are then outstanding any other voting securities of the Company, such acquisition of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (ii) the Company sells all or substantially all of its assets (or consummates any transaction having a similar effect) or the Company merges or consolidates with another entity or completes a reorganization, except that: a. no such transaction shall be deemed to constitute a Change of Control if the holders of the voting securities of the Company outstanding immediately prior to the transaction own immediately after the transaction in approximately the same proportions 80% or more of the combined voting power of the voting securities of the entity purchasing the assets or surviving the merger or consolidation or, in the case of a reorganization, 80% or more of the combined voting power of the voting securities of the Company; b. no such merger, sale of assets or consolidation shall be deemed to constitute a Change of Control if: i. the holders of the voting securities of the Company outstanding immediately prior to the transaction own immediately after the transaction in approximately the same proportions less than 80% but more than 50% of the combined voting power of the voting securities of the entity purchasing the assets or surviving the merger or consolidation (which shall be deemed to be the parent entity in a triangular merger or other similar transaction); ii. no person or group beneficially owns 20% or more of the outstanding shares of common stock of the entity purchasing the assets or surviving the merger or consolidation (which shall be deemed to be the parent entity in a triangular merger or other similar transaction) or 20% or more of the combined voting power of all voting securities of such entity entitled to vote generally in the election of directors except to the extent that such ownership existed in the Company prior to the transaction; and iii. at the time of the merger, sale of assets or consolidation, at least a majority of the members of the Board of Directors of the entity consists of Incumbent Directors (as defined below); (iii) the stockholders of the Company approve a complete liquidation or dissolution of the Company. (iv) the Board of Directors of the Company (if the Company continues to own its business) or the board of directors or comparable governing body of any successor owner of its business (as a result of a transaction which is not itself a Change of Control) consists of a majority of directors or members who are not Incumbent Directors. “Incumbent Directors” includes only those persons who (i) are serving as a director of the Company on the Effective Date, or (ii) became a director after the Effective Date and whose election or nomination for election by the stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors. In no event, however, shall any director whose election to office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by on behalf of a person or entity other than the Board of Directors of the Company be an Incumbent Director. (v) Special Exceptions Pertaining to a Change of Control: a. A “Change of Control” shall not be deemed to occur under Section 9(c)(i) above: i. upon any acquisition of beneficial ownership of Common Shares or other voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; ii. upon any acquisition of beneficial ownership of Common Shares or other voting securities of the Company directly from the Company, it being understood that an acquisition of beneficial ownership of Common Shares or other voting securities other than

B-1 directly from the Company after already owning an amount equal to or in excess of the threshold set forth in Section 9(c)(i) above shall be deemed to be a Change of Control; or iii. upon any redemption of outstanding shares of Common Shares or other voting securities by the Company, it being understood that an acquisition of beneficial ownership of Common Shares or other voting securities other than directly from the Company after already owning an amount equal to or in excess of the threshold set forth in Section 9(c)(i) above shall be deemed to be a Change of Control. b. Notwithstanding anything to the contrary herein, the Exempt Purchasers are exempt from Section 9(c)(i) above; it being understood that if, but for this Section 9(c)(v)(B), a Change of Control would have occurred and be continuing with respect to an Exempt Purchaser, and such entity subsequently ceases to be an Exempt Purchaser, a Change of Control shall be deemed to occur at such time. c. The “Exempt Purchasers” means (i) Daniel R. Tisch, TowerView, LLC, and DT Four Partners, LLC and (ii) any entity controlled by any one or more of the foregoing. For purposes of calculating their acquisitions and beneficial ownership, the Exempt Purchasers shall in all circumstances be calculated as a group. An Exempt Purchaser shall cease to be an Exempt Purchaser upon undergoing a Qualifying Transaction. d. A “Qualifying Transaction” with respect to an Exempt Purchaser means: (i) the acquisition of such entity by another individual or entity unless such Exempt Purchaser’s holders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity; or (ii) a sale of all or substantially all of the assets of such entity. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change of Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code. (d) No fractional shares of Common Shares shall be issued or issuable pursuant to such an adjustment under this Section 9. In no event shall any action be taken pursuant to this Section 9 that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code. Adjustments taken pursuant to this Section 9 shall be final, binding and conclusive on all Grantees. Section 10. AMENDMENT AND TERMINATION OF PLAN The Board may amend, alter or terminate this Plan or any agreement evidencing an Award made under this Plan at any time and in any manner, but any such amendment shall be subject to approval of the stockholders of the Company to the extent required by law or by any applicable listing standard of the New York Stock Exchange or other securities exchange or stock market where the Company has listed Common Shares. Further, no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto. In addition, unless approved by a majority of the stockholders of the Company, no such amendment shall be made that would: (a) increase the maximum number of Common Shares for which Awards may be granted under this Plan, other than an increase pursuant to Section 9; (b) reduce the exercise price of outstanding Stock Options or SARs, as described in Section 8, or reduce the price at which Stock Options or SARs may be granted below the price provided for in Section 3; (c) extend the term of this Plan; or (d) change the class of persons eligible to be Grantees.

B-1 Section 11. EFFECTIVE DATE OF PLAN This Plan was approved by the Board on March 22, 2023, and shall become effective upon the approval by the stockholders of the Company (the “Effective Date”). Section 12. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS Notwithstanding anything to the contrary in this Plan, no Common Shares to be purchased or issued upon exercise or settlement of an Award, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any Federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Section 13. SECTION 409A It is intended that any Awards issued pursuant to this Plan shall not constitute “deferred compensation” within the meaning of Section 409A of the Code and, as a result, shall not be subject to the requirements of Section 409A of the Code. To the extent any Award is subject to the requirements of Section 409A of the Code, this Plan and each Award agreement or other written document establishing the terms and conditions of an Award are to be interpreted and administered in a manner that complies with such requirements. However, the Company does not make any representations that any Awards made under the Plan will in fact be exempt from the requirements of Section 409A of the Code or otherwise comply with those requirements, and each Grantee shall accordingly be solely responsible for any taxes, penalties or other amounts which may become payable with respect to his or her Awards by reason of Section 409A of the Code. Section 14. MISCELLANEOUS (a) Funding of Plan. This Plan is intended to be an unfunded plan. The Company shall not be required to establish or fund any special or separate account or to make any other segregation of assets to assure the payment of any Award under this Plan. Grantees are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under this Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency. (b) Clawback/Recoupment. All Awards granted hereunder are subject to the terms of any clawback policy adopted by the Company, as it may be in effect from time to time. In addition, and notwithstanding any other provisions herein to the contrary, any performance-based compensation, or any other amount paid to a Grantee pursuant to an Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or any policy adopted by the Company will be subject to forfeiture and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement, or policy adopted by the Company. (c) No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s employment or service to the Company, nor shall it interfere in any way with his or her right or the right of the Company to terminate the Grantee’s employment or service to the Company at any time, with or without cause, and with or without notice to the extent permitted by applicable law. (d) Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. (e) Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, any feminine term used herein shall include the masculine, and the plural shall include the singular and the singular shall include the plural.

B-1 (f) Severability. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included. (g) Rules of Construction. Whenever any provision of this Plan refers to any law, rule, or regulation, such provision shall be deemed to refer to the law, rule, or regulation currently in effect and, when and if such law, rule, or regulation is subsequently amended or replaced, to the amended or successor law, rule, or regulation. The term “including” shall be deemed to include the words “including without limitation.” (h) No Liability of the Company. The Company and any subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Grantee or any other person as to: (i) the non-issuance or sale of shares of Common Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Grantee or other person due to the receipt, exercise or settlement of any Award granted hereunder. (i) Non-Exclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases. (j) Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability. 106153134.5